================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM N-Q

  QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
               MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07489

                     Oppenheimer International Growth Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: November 30

                      Date of reporting period: 8/31/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                Shares        Value
--------------------------------------------------------------------------------------
COMMON STOCKS-95.7%
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-13.2%
--------------------------------------------------------------------------------------
AUTOMOBILES-0.7%
Bayerische Motoren Werke (BMW) AG                               450,892    $36,498,065
--------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES-1.1%
Benesse Holdings, Inc.                                          437,582     18,658,604
--------------------------------------------------------------------------------------
Dignity plc                                                   1,676,257     20,720,902
--------------------------------------------------------------------------------------
MegaStudy Co. Ltd.                                              108,443     14,466,025
--------------------------------------------------------------------------------------
Zee Learn Ltd.(1)                                               938,095        395,191
                                                                           -----------
                                                                            54,240,722
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-1.4%
Carnival Corp.                                                  826,970     27,314,819
--------------------------------------------------------------------------------------
William Hill plc                                             12,931,189     47,377,065
                                                                           -----------
                                                                            74,691,884
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.8%
SEB SA                                                          392,673     38,977,367
--------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL-0.1%
Yoox SpA(1)                                                     344,660      5,200,072
--------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS-0.2%
Nintendo Co. Ltd.                                                69,219     12,204,245
--------------------------------------------------------------------------------------
MEDIA-1.3%
Grupo Televisa SA, Sponsored GDR                                937,620     20,665,145
--------------------------------------------------------------------------------------
SES, FDR                                                      1,016,210     27,772,280
--------------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                            7,552,608     18,934,823
                                                                           -----------
                                                                            67,372,248
--------------------------------------------------------------------------------------
MULTILINE RETAIL-0.4%
Pinault-Printemps-Redoute SA                                    130,340     21,718,965
--------------------------------------------------------------------------------------
SPECIALTY RETAIL-1.8%
Hennes & Mauritz AB, Cl. B                                      593,596     18,496,345
--------------------------------------------------------------------------------------
Industria de Diseno Textil SA                                   882,489     75,418,197
                                                                           -----------
                                                                            93,914,542
--------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS-5.4%
Burberry Group plc                                            3,672,921     82,100,096
--------------------------------------------------------------------------------------
Compagnie Financiere Richemont SA, Cl. A                        595,087     34,545,101
--------------------------------------------------------------------------------------
Luxottica Group SpA                                           1,175,911     35,084,425
--------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton SA                             391,070     66,260,675
--------------------------------------------------------------------------------------
Swatch Group AG (The), Cl. B                                    126,703     57,594,582
                                                                           -----------
                                                                           275,584,879
--------------------------------------------------------------------------------------
CONSUMER STAPLES-10.0%
--------------------------------------------------------------------------------------
BEVERAGES-3.4%
C&C Group plc                                                12,848,483     56,293,092
--------------------------------------------------------------------------------------
Diageo plc                                                    2,714,647     54,642,830
--------------------------------------------------------------------------------------
Heineken NV                                                     298,781     14,955,359
--------------------------------------------------------------------------------------
Pernod-Ricard SA                                                541,072     48,577,872
                                                                           -----------
                                                                           174,469,153
--------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-1.5%
Shoppers Drug Mart Corp.                                      1,382,535     56,145,632
--------------------------------------------------------------------------------------
Woolworths Ltd.                                                 895,818     24,150,219
                                                                           -----------
                                                                            80,295,851

1 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                  Shares        Value
----------------------------------------------------------------------------------------
FOOD PRODUCTS-3.8%
Aryzta AG                                                       1,020,607    $48,316,879
----------------------------------------------------------------------------------------
Barry Callebaut AG                                                 68,731     65,246,901
----------------------------------------------------------------------------------------
Nestle SA                                                         492,434     30,498,704
----------------------------------------------------------------------------------------
Unilever plc                                                    1,557,339     52,178,428
                                                                             -----------
                                                                             196,240,912
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-0.9%
Reckitt Benckiser Group plc                                       874,499     46,490,986
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS-0.4%
L'Oreal SA                                                        173,663     18,907,000
----------------------------------------------------------------------------------------
ENERGY-4.2%
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-2.0%
Saipem SpA                                                        674,290     30,181,121
----------------------------------------------------------------------------------------
Schoeller-Bleckmann Oilfield Equipment AG                         297,142     23,187,246
----------------------------------------------------------------------------------------
Technip SA                                                        505,622     49,360,863
                                                                             -----------
                                                                             102,729,230
----------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-2.2%
BG Group plc                                                    3,653,287     78,992,554
----------------------------------------------------------------------------------------
Cairn Energy plc(1)                                             5,534,720     30,080,098
----------------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                                     545,010      3,542,565
                                                                             -----------
                                                                             112,615,217
----------------------------------------------------------------------------------------
FINANCIALS-4.5%
----------------------------------------------------------------------------------------
CAPITAL MARKETS-3.3%
BinckBank NV                                                    3,490,593     41,396,250
----------------------------------------------------------------------------------------
Collins Stewart Hawkpoint plc                                  11,505,321     12,793,443
----------------------------------------------------------------------------------------
ICAP plc                                                       10,165,693     78,400,739
----------------------------------------------------------------------------------------
Swissquote Group Holding SA                                       257,781     11,707,867
----------------------------------------------------------------------------------------
Tullett Prebon plc                                              4,098,737     24,850,710
                                                                             -----------
                                                                             169,149,009
----------------------------------------------------------------------------------------
COMMERCIAL BANKS-0.4%
ICICI Bank Ltd., Sponsored ADR                                    484,810     19,082,122
----------------------------------------------------------------------------------------
INSURANCE-0.6%
Prudential plc                                                  3,280,881     33,046,875
----------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-0.2%
Housing Development Finance Corp. Ltd.                            747,705     10,859,017
----------------------------------------------------------------------------------------
HEALTH CARE-10.7%
----------------------------------------------------------------------------------------
BIOTECHNOLOGY-2.4%
CSL Ltd.                                                        1,879,500     56,727,527
----------------------------------------------------------------------------------------
Grifols SA(1)                                                   3,221,838     66,321,341
----------------------------------------------------------------------------------------
Marshall Edwards, Inc.(1,2,3)                                     384,029        556,842
----------------------------------------------------------------------------------------
Marshall Edwards, Inc., Legend Shares(1,2,3)                       55,000         79,750
                                                                             -----------
                                                                             123,685,460
----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-5.4%
DiaSorin SpA                                                      775,687     33,350,062
----------------------------------------------------------------------------------------
Essilor International SA                                          499,646     38,312,844
----------------------------------------------------------------------------------------
Nobel Biocare Holding AG                                        1,244,141     15,793,960
----------------------------------------------------------------------------------------
Smith & Nephew plc                                              2,262,063     22,968,369
----------------------------------------------------------------------------------------
Sonova Holding AG                                                 304,571     26,002,959
----------------------------------------------------------------------------------------
Straumann Holding AG                                              116,845     22,314,879
----------------------------------------------------------------------------------------

2 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                  Shares        Value
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
-----------------------------------------------------------------------------------------
Synthes, Inc.                                                      322,147    $57,485,560
-----------------------------------------------------------------------------------------
Terumo Corp.                                                       558,580     29,528,525
-----------------------------------------------------------------------------------------
William Demant Holding AS(1)                                       411,600     34,001,049
                                                                              -----------
                                                                              279,758,207
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-1.1%
Sonic Healthcare Ltd.                                            4,398,494     55,637,286
-----------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY-0.0%
Ortivus AB, Cl. B(1,3)                                           1,659,273        565,171
-----------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-0.0%
Tyrian Diagnostics Ltd.(1,3)                                   119,498,536        254,453
-----------------------------------------------------------------------------------------
PHARMACEUTICALS-1.8%
BTG plc(1)                                                       3,950,845     16,803,100
-----------------------------------------------------------------------------------------
Novogen Ltd.(1,3)                                                7,639,623      1,351,131
-----------------------------------------------------------------------------------------
Oxagen Ltd.(1,2,3)                                                 214,287         10,531
-----------------------------------------------------------------------------------------
Roche Holding AG                                                   412,245     72,181,882
                                                                              -----------
                                                                               90,346,644
-----------------------------------------------------------------------------------------
INDUSTRIALS-23.6%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.9%
Embraer SA                                                       6,289,746     39,352,893
-----------------------------------------------------------------------------------------
European Aeronautic Defense & Space Co.                          1,770,053     56,154,826
                                                                              -----------
                                                                               95,507,719
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES-3.6%
Aggreko plc                                                      3,032,660     95,455,217
-----------------------------------------------------------------------------------------
De La Rue plc                                                    1,645,745     21,545,921
-----------------------------------------------------------------------------------------
Edenred                                                            857,060     23,539,787
-----------------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                                  916,546     42,408,060
                                                                              -----------
                                                                              182,948,985
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING-2.1%
Koninklijke Boskalis Westminster NV                                836,566     28,250,653
-----------------------------------------------------------------------------------------
Leighton Holdings Ltd.                                             684,690     14,968,494
-----------------------------------------------------------------------------------------
Maire Tecnimont SpA                                                400,591        473,592
-----------------------------------------------------------------------------------------
Outotec OYJ                                                        714,861     29,499,794
-----------------------------------------------------------------------------------------
Trevi Finanziaria SpA                                            2,935,311     34,536,143
                                                                              -----------
                                                                              107,728,676
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-4.5%
ABB Ltd.                                                         3,052,767     64,981,842
-----------------------------------------------------------------------------------------
Ceres Power Holdings plc(1,3)                                    8,205,534      4,129,207
-----------------------------------------------------------------------------------------
Legrand SA                                                         845,100     33,560,476
-----------------------------------------------------------------------------------------
Nidec Corp.                                                      1,125,885     98,602,420
-----------------------------------------------------------------------------------------
Schneider Electric SA                                              234,890     31,413,594
                                                                              -----------
                                                                              232,687,539
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-1.0%
Siemens AG                                                         481,448     49,551,587
-----------------------------------------------------------------------------------------
MACHINERY-4.1%
Aalberts Industries NV                                           4,561,375     84,822,521
-----------------------------------------------------------------------------------------
Atlas Copco AB, Cl. A                                            1,462,296     32,898,889
-----------------------------------------------------------------------------------------
Fanuc Ltd.                                                         193,300     32,256,504
-----------------------------------------------------------------------------------------

3 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                  Shares         Value
------------------------------------------------------------------------------------------
MACHINERY CONTINUED
------------------------------------------------------------------------------------------
Vallourec SA                                                       406,338    $ 36,419,738
------------------------------------------------------------------------------------------
Weir Group plc (The)                                               785,110      24,571,727
                                                                              ------------
                                                                               210,969,379
------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES-2.9%
Capita Group plc                                                 6,980,437      80,395,761
------------------------------------------------------------------------------------------
Experian plc                                                     6,265,101      71,546,817
                                                                              ------------
                                                                               151,942,578
------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS-2.9%
Brenntag AG                                                        413,125      42,361,435
------------------------------------------------------------------------------------------
Bunzl plc                                                        6,369,330      82,714,543
------------------------------------------------------------------------------------------
Wolseley plc                                                       990,040      25,746,215
                                                                              ------------
                                                                               150,822,193
------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE-0.6%
Koninklijke Vopak NV                                               594,226      29,713,861
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-20.8%
------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-2.5%
High Tech Computer Corp.                                           866,000      22,739,963
------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, B Shares                        9,304,079     104,382,604
                                                                              ------------
                                                                               127,122,567
------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS-0.8%
Gemalto NV                                                         860,900      41,125,678
------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-3.7%
Hoya Corp.                                                       2,371,810      52,221,474
------------------------------------------------------------------------------------------
Ibiden Co. Ltd.                                                    520,583      12,741,017
------------------------------------------------------------------------------------------
Keyence Corp.                                                      174,301      46,927,829
------------------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                                   1,524,475      15,570,116
------------------------------------------------------------------------------------------
Omron Corp.                                                        679,718      16,462,255
------------------------------------------------------------------------------------------
Phoenix Mecano AG(3)                                                63,930      44,029,472
                                                                              ------------
                                                                               187,952,163
------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-2.7%
DeNA Co. Ltd                                                     1,066,300      55,360,323
------------------------------------------------------------------------------------------
eAccess Ltd.                                                        32,551      12,237,072
------------------------------------------------------------------------------------------
Telecity Group plc(1)                                            4,691,375      41,542,540
------------------------------------------------------------------------------------------
United Internet AG                                               1,501,460      27,316,331
                                                                              ------------
                                                                               136,456,266
------------------------------------------------------------------------------------------
IT SERVICES-0.3%
Infosys Ltd.                                                       335,832      17,211,923
------------------------------------------------------------------------------------------
OFFICE ELECTRONICS-0.9%
Canon, Inc.                                                        987,060      46,606,840
------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.8%
ARM Holdings plc                                                 4,535,860      41,751,147
------------------------------------------------------------------------------------------
SOFTWARE-9.1%
Autonomy Corp. plc(1)                                            5,267,889     215,494,055
------------------------------------------------------------------------------------------
Aveva Group plc                                                    855,046      21,874,787
------------------------------------------------------------------------------------------
Compugroup Medical AG                                              821,023      10,449,427
------------------------------------------------------------------------------------------
Dassault Systemes SA                                               672,490      54,580,523
------------------------------------------------------------------------------------------
Sage Group plc (The)                                             3,867,190      15,825,830
------------------------------------------------------------------------------------------
SAP AG                                                           1,441,627      78,693,691
------------------------------------------------------------------------------------------

4 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                                    Shares                   Value
---------------------------------------------------------------------------------------------------------------------
SOFTWARE CONTINUED
Temenos Group AG(1)                                                                3,302,876            $  72,465,829
                                                                                                        -------------
                                                                                                          469,384,142
---------------------------------------------------------------------------------------------------------------------
MATERIALS-6.5%
---------------------------------------------------------------------------------------------------------------------
CHEMICALS-2.3%
Filtrona plc(3)                                                                   11,102,284               65,781,434
---------------------------------------------------------------------------------------------------------------------
Orica Ltd.                                                                           922,000               23,131,309
---------------------------------------------------------------------------------------------------------------------
Sika AG                                                                               14,174               32,011,764
                                                                                                        -------------
                                                                                                          120,924,507
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS-0.9%
James Hardie Industries SE, CDI(1)                                                 6,904,900               44,171,505
---------------------------------------------------------------------------------------------------------------------
METALS & MINING-3.3%
Impala Platinum Holdings Ltd.                                                      1,915,204               49,018,094
---------------------------------------------------------------------------------------------------------------------
Rio Tinto plc, Sponsored ADR                                                         952,950               58,282,422
---------------------------------------------------------------------------------------------------------------------
Vale SA, A Shares, Preference                                                      2,532,700               64,387,442
                                                                                                        -------------
                                                                                                          171,687,958
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-2.2%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-2.2%
BT Group plc                                                                      32,888,569               91,560,307
---------------------------------------------------------------------------------------------------------------------
Vivendi SA                                                                           779,627               18,999,586
                                                                                                        -------------
                                                                                                          110,559,893
                                                                                                        -------------
Total Common Stocks (Cost $3,856,254,555)                                                               4,921,362,688
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS-0.3%
Ceres, Inc.:
Cv., Series C(1,2,3)                                                                 600,000                1,200,000
Cv., Series C-1(1,2,3)                                                                64,547                  129,094
Cv., Series D(1,2,3)                                                                 459,800                  919,600
Cv., Series F(1,2,3)                                                               1,900,000               12,350,000
                                                                                                        -------------
Total Preferred Stocks (Cost $17,766,988)                                                                  14,598,694
                                                                                       Units
---------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES-0.0%
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15(1,2,3)                             380,000                       --
---------------------------------------------------------------------------------------------------------------------
Marshall Edwards, Inc., Legend Shares Wts., Strike Price
  $3.60, Exp. 8/6/12(1,2,3)                                                           55,000                    3,680
---------------------------------------------------------------------------------------------------------------------
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13(1,3)           11,949,853                   12,774
                                                                                                        -------------
Total Rights, Warrants and Certificates (Cost $0)                                                              16,454

                                                                                      Shares
---------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-3.7%
Oppenheimer Institutional Money Market Fund, Cl. E,
  0.14%(3,4) (Cost $189,898,405)                                                  189,898,405              189,898,405

5 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                        Value
-----------------------------------------------------------------------------
Total Investments, at Value (Cost $4,063,919,948)   99.7%      $5,125,876,241
-----------------------------------------------------------------------------
Other Assets Net of Liabilities                      0.3           16,184,519
                                                   --------------------------
Net Assets                                         100.0%      $5,142,060,760
                                                   ==========================

Footnotes to Statement of Investments

Strike price is reported in U.S.Dollars, except for those denoted in the following currency:

AUD Australian Dollar

----------
1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of August 31, 2011 was $15,249,497, which represents 0.30% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                            UNREALIZED
                                                                 ACQUISITION                               APPRECIATION
SECURITY                                                             DATE          COST         VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Ceres, Inc., Cv., Series C                                              1/6/99  $ 2,400,000  $ 1,200,000  $   (1,200,000)
Ceres, Inc., Cv., Series C-1                                    2/6/01-3/21/06      258,188      129,094        (129,094)
Ceres, Inc., Cv., Series D                                      3/15/01-3/9/06    2,758,800      919,600      (1,839,200)
Ceres, Inc., Cv., Series F                                              9/5/07   12,350,000   12,350,000              --
Ceres, Inc. Wts., Strike Price $6.50, Exp. 9/6/15                       9/5/07           --           --              --
Marshall Edwards, Inc.                                          5/6/02-9/26/08   12,250,362      556,842     (11,693,520)
Marshall Edwards, Inc., Legend Shares                                   8/3/07    1,614,333       79,750      (1,534,583)
Marshall Edwards, Inc., Legend Shares Wts., Strike
Price $3.60, Exp. 8/6/12                                                8/3/07           --        3,680           3,680
Oxagen Ltd.                                                           12/20/00    2,210,700       10,531      (2,200,169)
                                                                                -----------------------------------------
                                                                                $33,842,383  $15,249,497  $  (18,592,886)
                                                                                =========================================

----------
3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows

                                                      SHARES/UNITS        GROSS             GROSS           SHARES/UNITS
                                                    NOVEMBER 30, 2010   ADDITIONS        REDUCTIONS        AUGUST 31, 2011
--------------------------------------------------------------------------------------------------------------------------
Ceres, Inc., Cv., Series C                                    600,000           --                --               600,000
Ceres, Inc., Cv., Series C-1                                   64,547           --                --                64,547
Ceres, Inc., Cv., Series D                                    459,800           --                --               459,800
Ceres, Inc., Cv., Series F                                  1,900,000           --                --             1,900,000
Ceres, Inc.Wts., Strike Price $6.50, Exp. 9/6/15              380,000           --                --               380,000
Ceres Power Holdings plc                                    8,207,044           --             1,510             8,205,534
Filtrona plc                                               11,287,729           --           185,445            11,102,284
Marshall Edwards, Inc. (a)                                    282,486      101,543  (b)           --               384,029
Marshall Edwards, Inc., Legend Shares (a)                     156,543           --           101,543  (b)           55,000
Marshall Edwards, Inc., Legend Shares Wts.,
  Strike Price $3.60, Exp. 8/6/12 (a)                          55,000           --                --                55,000
Novogen Ltd.                                                7,639,623           --                --             7,639,623
Oppenheimer Institutional Money Market Fund, Cl. E         81,387,509  737,782,125       629,271,229           189,898,405
Ortivus AB, Cl. B                                           1,659,273           --                --             1,659,273
Oxagen Ltd. (a)                                               214,287           --                --               214,287
Phoenix Mecano AG                                              54,212       10,089               371                63,930
Tyrian Diagnostics Ltd.                                    59,749,268   59,749,268                --           119,498,536
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.008AUD, Exp. 12/13/10                                  59,749,268           --        59,749,268                    --
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.012AUD, Exp. 12/20/13                                          --   11,949,853                --            11,949,853
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.03AUD, Exp. 12/31/10                                    7,468,659           --         7,468,659                    --

6 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                                       REALIZED
                                                       VALUE             INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------
Ceres, Inc., Cv., Series C                          $  1,200,000       $       --    $        --
Ceres, Inc., Cv., Series C-1                             129,094               --             --
Ceres, Inc., Cv., Series D                               919,600               --             --
Ceres, Inc., Cv., Series F                            12,350,000               --             --
Ceres, Inc.Wts., Strike Price $6.50, Exp. 9/6/15              --               --             --
Ceres Power Holdings plc                               4,129,207               --         (9,065)
Filtrona plc                                          65,781,434        1,101,743        (36,561)
Marshall Edwards, Inc. (a)                                    --  (c)          --             --
Marshall Edwards, Inc., Legend Shares (a)                     --  (c)          --             --
Marshall Edwards, Inc., Legend Shares Wts.,
Strike Price $3.60, Exp. 8/6/12 (a)                           --  (c)          --             --
Novogen Ltd.                                           1,351,131               --             --
Oppenheimer Institutional Money Market
  Fund, Cl. E                                        189,898,405          194,203             --
Ortivus AB, Cl. B                                        565,171               --             --
Oxagen Ltd.                                                   --  (c)          --             --
Phoenix Mecano AG                                     44,029,472          697,553         40,875
Tyrian Diagnostics Ltd.                                  254,453               --             --
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.008AUD, Exp. 12/13/10                                     --               --         53,601
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.012AUD, Exp. 12/20/13                                 12,774               --             --
Tyrian Diagnostics Ltd. Rts., Strike Price
  0.03AUD, Exp. 12/31/10                                      --               --             --
                                                    --------------------------------------------
                                                    $320,620,741       $1,993,499    $    48,850
                                                    ============================================

----------
a. No longer an affiliate as of August 31, 2011.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

4. Rate shown is the 7-day yield as of August 31, 2011.


VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of August 31, 2011 based on valuation input level:

7 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                        LEVEL 2-
                                                          OTHER         LEVEL 3-
                                         LEVEL 1-       SIGNIFICANT     SIGNIFICANT
                                        UNADJUSTED      OBSERVABLE     UNOBSERVABLE
                                      QUOTED PRICES       INPUTS          INPUTS           VALUE
----------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary             $  496,466,073  $  183,936,916   $          --  $  680,402,989
  Consumer Staples                      516,403,902              --              --     516,403,902
  Energy                                161,976,080      53,368,367              --     215,344,447
  Financials                            179,881,756      52,255,267              --     232,137,023
  Health Care                           406,658,018     143,578,672          10,531     550,247,221
  Industrials                           662,722,497     549,150,020              --   1,211,872,517
  Information Technology                550,932,334     516,678,392              --   1,067,610,726
  Materials                             243,594,371      93,189,599              --     336,783,970
Telecommunication Services              110,559,893              --              --     110,559,893
Preferred Stocks                                 --              --      14,598,694      14,598,694
Rights, Warrants and Certificates                --          16,454              --          16,454
Investment Company                      189,898,405              --              --     189,898,405
                                     ---------------------------------------------------------------
Total Investments, at Value           3,519,093,329   1,592,173,687      14,609,225   5,125,876,241
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts              --           6,241              --           6,241
                                     ---------------------------------------------------------------
Total Assets                         $3,519,093,329  $1,592,179,928   $  14,609,225  $5,125,882,482
                                     ---------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts  $           --  $       (8,932)  $          --  $       (8,932)
                                     ---------------------------------------------------------------
Total Liabilities                    $           --  $       (8,932)  $          --  $       (8,932)
                                     ---------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                             TRANSFERS OUT            TRANSFERS            TRANSFERS OUT
                             OF LEVEL 1(a)           INTO LEVEL 2           OF LEVEL 3
------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary    $     (164,875,138)    $   164,875,138 (a)    $         --
 Consumer Discretionary                    --             153,234 (b)        (153,234) (b)
 Energy                           (40,498,712)         40,498,712 (a)              --
 Financials                       (63,208,768)         63,208,768 (a)              --
 Health Care                     (156,522,436)        156,522,436 (a)              --
 Industrials                     (485,187,749)        485,187,749 (a)              --
 Information Technology          (343,362,526)        343,362,526 (a)              --
 Materials                        (55,781,532)         55,781,532 (a)              --
                           ---------------------------------------------------------------
Total Assets               $   (1,309,436,861)    $ 1,309,590,095        $   (153,234)
                           ---------------------------------------------------------------

8 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

----------
a. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

b. Transferred from Level 3 to Level 2 because of the presence of observable market data due to an increase in market activity for these securities.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                 Value     Percent
-----------------------------------------------------
United Kingdom                 $1,429,845,417  27.9%
Switzerland                       655,178,181  12.8
France                            605,682,074  11.8
Japan                             449,377,224   8.8
Germany                           244,870,536   4.8
Australia                         234,515,615   4.6
United States                     232,452,190   4.5
The Netherlands                   199,138,644   3.9
Spain                             184,147,598   3.6
Sweden                            156,343,009   3.0
Italy                             138,825,415   2.7
Brazil                            103,740,335   2.0
Ireland                           100,464,597   2.0
Jersey, Channel Islands            71,546,817   1.4
India                              66,483,076   1.3
Canada                             56,145,632   1.1
South Africa                       49,018,094   0.9
Denmark                            34,001,049   0.7
Finland                            29,499,794   0.6
Austria                            23,187,246   0.4
Taiwan                             22,739,963   0.4
Mexico                             20,665,145   0.4
Korea, Republic of South           14,466,025   0.3
Bermuda                             3,542,565   0.1
                               ---------------------
Total                          $5,125,876,241 100.0%
                               =====================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                                            CONTRACT AMOUNT  EXPIRATION                UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION               BUY/SELL        (000'S)         DATE       VALUE      APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK (THE)
Euro (EUR)                                      Sell           274 EUR        9/1/11     $ 394,139    $   3,948      $         --
----------------------------------------------------------------------------------------------------------------------------------
BARCLAY'S CAPITAL
British Pound Sterling (GBP)                    Sell            10 GBP        9/1/11        16,443          105                --
----------------------------------------------------------------------------------------------------------------------------------
BROWN BROTHERS HARRIMAN
Euro (EUR)                                      Sell           272 EUR        9/2/11       390,670        2,188                --
----------------------------------------------------------------------------------------------------------------------------------
JP MORGAN CHASE
Swiss Franc (CHF)                               Sell           571 CHF        9/1/11       708,543           --             8,932
                                                                                                      ---------------------------
Total unrealized appreciation and depreciation                                                        $   6,241      $      8,932
                                                                                                      ===========================

9 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

10 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

11 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,241, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

12 | Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

During the period ended August 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $10,932,801 and $6,706,194, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

RESTRICTED SECURITIES

As of August 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $4,108,841,953
                                  ===============
Gross unrealized appreciation     $1,209,898,424
Gross unrealized depreciation       (192,876,595)
                                ----------------
Net unrealized appreciation       $1,017,021,829
                                =================

13 | Oppenheimer International Growth Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/12/2011